SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 14, 2002
                        (Date of Earliest Event Reported)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
               (Exact name of registrant as specified in charter)

                        Commission File Number: 33-62895

          MASSACHUSETTS                                  04-2664016
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


                               John Hancock Place
                           Boston, Massachusetts 02117
                    (Address of principal executive offices)

                                 (617) 572-6000
                         (Registrant's telephone number,
                              including area code)

ITEM 9. REGULATION FD DISCLOSURE

John Hancock Variable Life Insurance Company ("JHVLICO") is furnishing herewith two forms of Certifications, signed by Michael A. Bell, Chairman and Chief Executive Officer of JHVLICO, and Earl W. Baucom, Controller of JHVLICO, as required by Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350 et seq.) as Exhibits 99.1 and 99.2

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are included herein:

Exhibit 99.1 - Certification Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act Of 2002

Exhibit 99.2 - Certification Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act Of 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


Date:  November 14, 2002            By:  /s/Earl W. Baucom
                                         -----------------
                                         Earl W. Baucom
                                         Controller

                                                                    Exhibit 99.1
                                                                    ------------



                            CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350, AS
                         ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of John Hancock Variable Life Insurance Company (the "Company"), hereby certifies, to his knowledge, that:
         (1) the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2002, (the "Report") fully complies with the requirements of
Section 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.



Dated:   November 14, 2002                     /s/ Michael A. Bell
                                               -------------------
                                               Name:    Michael A. Bell
                                               Title:   Chairman and
                                                        Chief Executive Officer






The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss.1350 and is not being filed as part of the Report or as a separate disclosure document.

                                                                    Exhibit 99.2
                                                                    ------------





                            CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350, AS
                         ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of John Hancock Variable Life Insurance Company (the "Company"), hereby certifies, to his knowledge, that:
         (1) the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2002, (the "Report") fully complies with the requirements of
Section 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.



Dated:   November 14, 2002                                /s/ Earl W. Baucom
                                                          ------------------
                                                          Name:   Earl W. Baucom
                                                          Title:  Controller






The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss.1350 and is not being filed as part of the Report or as a separate disclosure document.